COVER LETTER

TO: **Registration Section**
Division of Corporations

SUBJECT: Preferred Fund Manager LLC
Name of Limited Liability Company

The enclosed Articles of Amendment and fee(s) are submitted for filing.

Please return all correspondence concerning this matter to the following:

Lindsay Parrett
Name of Person

BridgeWell Capital LLC
Firm/Company

496 Delaney Ave., Ste. 408
Address

Orlando, FL 32801
City/State and Zip Code

lindsay@gobwc.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Lindsay Parrett at (407) 421-3883
Name of Person / Area Code / Daytime Telephone Number

Enclosed is a check for the following amount:

- ■ $25.00 Filing Fee
- ☐ $30.00 Filing Fee & Certificate of Status
- ☐ $55.00 Filing Fee & Certified Copy (additional copy is enclosed)
- ☐ $60.00 Filing Fee, Certificate of Status & Certified Copy (additional copy is enclosed)

MAILING ADDRESS:
Registration Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

STREET/COURIER ADDRESS:
Registration Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

COVER LETTER

TO: **Registration Section**
Division of Corporations

SUBJECT: Preferred Fund Manager LLC
Name of Limited Liability Company

The enclosed Articles of Amendment and fee(s) are submitted for filing.

Please return all correspondence concerning this matter to the following:

Lindsay Parrett
Name of Person

Preferred Fund Manager LLC
Firm/Company

496 Delaney Ave., Ste. 408
Address

Orlando, FL 32801
City/State and Zip Code

lindsay@gobwc.com
E-mail address: (to be used for future annual report notification)

For further information concerning this matter, please call:

Lindsay Parrett at (407) 421-3883
Name of Person — Area Code — Daytime Telephone Number

Enclosed is a check for the following amount:

- ■ $25.00 Filing Fee
- ☐ $30.00 Filing Fee & Certificate of Status
- ☐ $55.00 Filing Fee & Certified Copy (additional copy is enclosed)
- ☐ $60.00 Filing Fee, Certificate of Status & Certified Copy (additional copy is enclosed)

MAILING ADDRESS:
Registration Section
Division of Corporations
P.O. Box 6327
Tallahassee, FL 32314

STREET/COURIER ADDRESS:
Registration Section
Division of Corporations
Clifton Building
2661 Executive Center Circle
Tallahassee, FL 32301

ARTICLES OF AMENDMENT
TO
ARTICLES OF ORGANIZATION
OF

Preferred Fund Manager LLC

(Name of the Limited Liability Company as it now appears on our records.)
(A Florida Limited Liability Company)

The Articles of Organization for this Limited Liability Company were filed on 1/19/2016 and assigned Florida document number L16000012447.

This amendment is submitted to amend the following:

A. If amending name, enter the new name of the limited liability company here:

Preferred Income Manager LLC

The new name must be distinguishable and contain the words "Limited Liability Company," the designation "LLC" or the abbreviation "L.L.C."

Enter new principal offices address, if applicable: ______________________

(Principal office address MUST BE A STREET ADDRESS) ______________________

____

Enter new mailing address, if applicable: ______________________

(Mailing address MAY BE A POST OFFICE BOX) ______________________

____

B. If amending the registered agent and/or registered office address on our records, enter the name of the new registered agent and/or the new registered office address here:

Name of New Registered Agent: ______________________

New Registered Office Address: ______________________
Enter Florida street address

______________________ , **Florida** ______________
City *Zip Code*

New Registered Agent's Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent as provided for in Chapter 605, F.S. Or, if this document is being filed to merely reflect a change in the registered office address, I hereby confirm that the limited liability company has been notified in writing of this change.

____
If Changing Registered Agent, Signature of New Registered Agent

If amending Authorized Person(s) authorized to manage, **enter the title, name, and address of each person being added or removed from our records:**

MGR = Manager
AMBR = Authorized Member

Title	Name	Address	Type of Action
______	____________________	______________________________	☐ Add
		______________________________	☐ Remove
		______________________________	☐ Change
______	____________________	______________________________	☐ Add
		______________________________	☐ Remove
		______________________________	☐ Change
______	____________________	______________________________	☐ Add
		______________________________	☐ Remove
		______________________________	☐ Change
______	____________________	______________________________	☐ Add
		______________________________	☐ Remove
		______________________________	☐ Change
______	____________________	______________________________	☐ Add
		______________________________	☐ Remove
		______________________________	☐ Change
______	____________________	______________________________	☐ Add
		______________________________	☐ Remove
		______________________________	☐ Change

D. If amending any other information, enter change(s) here: *(Attach additional sheets, if necessary.)*

E. Effective date, if other than the date of filing: 8/31/2017 **(optional)**

(If an effective date is listed, the date must be specific and cannot be prior to date of filing or more than 90 days after filing.) Pursuant to 605.0207 (3)(b)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

If the record specifies a delayed effective date, but not an effective time, at 12:01 a.m. on the earlier of:
(b) The 90th day after the record is filed.

Dated 8/31, 17.

Signature of a member or authorized representative of a member

John E. Parrett

Typed or printed name of signee

Filing Fee: $25.00